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                                                                    Exhibit c(3)



                                    AGREEMENT


              This AGREEMENT (this "Agreement") is entered into as of the 15th day of March 2000, by and between Antex Biologics Inc., a Delaware corporation (the "Company"), and David Blech ("Blech").

              WHEREAS, the Company is seeking to raise up to $16 million in new equity capital through an offer and sale of units (the "Units"), each Unit consisting of (i) one share of common stock, par value $0.01 per share, of the Company ("Common Stock") and (ii) one warrant to purchase one share of Common Stock (a "Warrant");

              WHEREAS, the Company intends to effect the offer and sale of the Units (the "Offering") without the registration thereof under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on a private placement exemption;

              WHEREAS, certain entities related to Blech wish to purchase Units in the offering;

              WHEREAS, the Company is willing to allow such related entities to purchase Units on the condition that Blech makes the representations and warranties, and agrees to perform the covenants, that are set forth in this Agreement.

              NOW, THEREFORE, in consideration of these premises and other good and valuable consideration (including, in the case of the Company, its agreement to allow certain entities related to Blech to purchase Units), receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I

                                   DEFINITIONS

       SECTION 1.1 The term "Affiliate" has the meaning ascribed to such term in Rule 405 under the 1933 Act.

       SECTION 1.2 The term "Associate" has the meaning ascribed to such term in Rule 405 under the 1933 Act.

       SECTION 1.3 The terms "Beneficially Own" and "Beneficial Ownership" shall mean ownership determined in accordance with the requirement of Rule 13d-3 under the Securities Exchange Act of 1934, as amended.

       SECTION 1.4 The term "Covered Person" means (i) any current or future Affiliate of Blech, (ii) any Associate of Blech whose investment activities are directed by Blech, and (iii) Harbor Trust (formerly known as the Edward Blech Trust), The Biotech Consulting Group, Incorporated, Chassman Graphics, Inc., and the Blech Family Trust (whether or not any of such entities are an Affiliate or Associate of Blech).


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                                   ARTICLE II

                     REPRESENTATIONS AND WARRANTIES OF BLECH

       Blech represents and warrants to the Company for himself, and, to the extent any representation and warranty is made with respect to an Associate or a Covered Person, to the best of Blech's knowledge, information and belief, as follows:

       SECTION 2.1 Authority. Each Covered Person that has subscribed to purchase Units has the legal authority, and has obtained all necessary consents and approvals, required to subscribe for and purchase the Units subscribed for by such person or entity.

       SECTION. 2.2 Binding Effect. This Agreement, in the case of Blech, and each other agreement entered into by Blech or any Covered Person with the Company in connection with the Offering is a valid, legal and binding obligation of such person or entity, and is enforceable against such person or entity in accordance with its terms.

       SECTION 2.3 No Violation of Securities Laws. Blech's activities in connection with the offer and sale by the Company of the Units have not violated, and will not violate, any provision of (a) the federal securities laws, (b) the securities laws of any state in which the Units are being offered and sold, or (c) the rules and regulations of any national securities exchange or securities self-regulatory organization.

       SECTION 2.4 No Conflicts. Blech's activities in connection with the offer and sale of the Units have not, and will not, (a) violate or conflict with any order, judgment, or decree of, any restriction or limitation imposed by, or any consent, agreement or arrangement entered into by Blech with, any federal or state judicial, governmental or regulatory authority, or any national securities exchange or other securities self-regulatory organization or (b) or constitute a breach of or a default under any contract, agreement, commitment, indenture, mortgage, deed of trust, lease, pledge agreement, note, bond, license or other instrument or obligation to which Blech is a party or is bound.

       SECTION 2.5 No General Solicitation. In connection with the Offering, Blech has not engaged in any general solicitation within the meaning of Rule 502(c) under the 1933 Act, and to the best of his knowledge, information and belief no person or entity has been solicited to participate in the Offering who is not an "accredited investor" as defined by Rule 501 under the 1933 Act.

       SECTION 2.6 Disclosure. Blech has disclosed to the Company in writing (in reasonable detail) any of the following that has occurred within the past five years with respect to Blech or any of his Affiliates or Associates: (a) the conviction of such person or entity in a criminal proceeding, (b) the naming of such person or entity as a defendant in a pending criminal proceeding, (c) the entry of any order, judgment or decree by any court of competent jurisdiction, the Securities and Exchange Commission, any national securities exchange or any other securities self-regulatory organization (i) permanently or temporarily enjoining any such person or entity from engaging in any business practice or activity or from associating with any person



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engaged in any practice or activity or (ii) imposing on such person or entity any fine, sanction or other penalty, and (d) the settlement or the entry of any judgment in any past or pending civil proceeding in which a finding has been made that Blech or any of his Affiliates has violated the federal or state securities, commodities or banking laws. Blech agrees to provide to the Company such documentation pertaining the foregoing matters as the Company may reasonably request.

       SECTION 2.7 No Omitted Covered Persons.

       The persons and entities listed in clause (iii) of Section 1.4 is a complete and accurate list of the persons and entities who are either Affiliates or Associates of Blech and are acquiring securities of the Company in connection with the Offering.

                                   ARTICLE III

                                    COVENANTS

       Blech on his own behalf, and on behalf of each Covered Person covenants and agrees as follows:

       SECTION 3.1 No Solicitation of Proxies or Consents. Blech agrees that neither he nor any Covered Person will solicit any proxy or consent to vote the shares of capital stock of any stockholder of the Company unless approved in advance by the Company's Directors of the Company.

       SECTION 3.2 No Purchase of Additional Shares. For so long as Blech and all Covered Persons, in the aggregate, Beneficially Own five percent (5%) or more of the Company's capital stock, neither Blech nor any Covered Person shall, without the prior written consent of the Company's Board of Directors, purchase any additional shares of the Company's capital stock in the open market, in private transactions, or otherwise (except pursuant to the exercise of the Warrants acquired by them in the Offering).

       SECTION 3.3 No Participation or Special Access to Information. Neither Blech nor any Covered Person shall be entitled to participate in the affairs of the Company, nor will any of them be entitled to receive from the Company any information pertaining to the Company, other than (a) in the case of Blech and The Biotech Consulting Group, Incorporated ("BCG") only, to the extent consistent with the consulting agreement to be entered into between the Company and BCG (the "Consulting Agreement") and (b) otherwise only to the extent such participation is afforded, or information is provided, to stockholders of the Company generally.

       SECTION 3.4 No Transactions with the Company. Neither Blech nor any Covered Person shall engage in any transaction with the Company other than in the ordinary course of business, except, in the case of Blech and BCG only, to the extent provided for in the Consulting Agreement.



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       SECTION 3.5 No Trading in Capital Stock of the Company. For so long as
Blech and all covered Persons, in the aggregate, Beneficially Own five percent (5%) or more of the Company's capital stock, neither Blech nor any Covered Person shall trade in, or take any action to cause any other person or entity to trade in, the Company's capital stock.

       SECTION 3.6 No Public Statements. For so long as Blech and all Covered Persons, in the aggregate, Beneficially Own five percent (5%) or more of the Company's capital stock, neither Blech nor any Covered Person shall make any public statements concerning the Company or their investment in the Company, except to the extent informed by counsel in writing that any such statement is required by law to be made.

                                   ARTICLE IV

                                OTHER PROVISIONS

       SECTION 4.1 Survival. All representations, warranties, covenants and agreements set forth in this Agreement shall survive the execution and delivery of this Agreement and the acquisition by the Covered Persons of Units.

       SECTION 4.2 Notices. Any notices and consents required or permitted to be given under this Agreement shall be sufficient only if in writing and delivered by hand or sent by mail or facsimile transmission, addressed to the party to be so notified at the address set forth below. All notices and consents will be effective only upon receipt.

       If to Company:

              Antex Biologics Inc.
              300 Professional Drive
              Gaithersburg, Maryland 20879
              Attention:  President and Chief Executive Officer

       If to Blech:

              David Blech
              445 West 23rd Street
              Apartment 16E
              New York, New York 10011

       SECTION 4.3 Specific Performance Blech agrees that a failure on the part of Blech or any Covered Person to comply with any of the covenants set forth in
Article III would cause irreparable damage or harm to the Company if not performed in accordance with its specific terms or is otherwise breached, and shall entitle the Company to specific performance or other injunctive relief in any court of the United States or any state having jurisdiction, such relief being in addition to any other remedy to which it may be entitled at law or in equity.



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       SECTION 4.4 Cooperation.

       (a) Blech agrees to notify the Company promptly in writing (i) when any person or entity becomes or ceases to be a Covered Person and (ii) when Blech and all Covered Persons, in the aggregate, cease to Beneficially Own more than 5% of the Company's outstanding capital stock.

       (b) While this Agreement is in effect, Blech will cooperate fully with the Company to the extent reasonable required to enable the Company to verify compliance with the terms of this agreement by Blech, including providing to the Company such information and documentation as it may reasonably request concerning the Beneficial Ownership of the Company's capital stock by Blech and each Covered Person.

       SECTION 4.5 Governing Law. This Agreement shall be construed, interpreted and enforced according to the laws of the State of Delaware (without giving effect to the conflicts of law provisions thereof).

       SECTION 4.6 Effect of Invalid Provision. If any term, provision, paragraph or clause of this Agreement or any application thereof shall be invalid or unenforceable for any reason in any particular jurisdiction, the remainder of this Agreement and any other application of such term, provision, paragraph or clause shall not be affected thereby in such jurisdiction (where such remainder or application shall be construed as if such invalid or unenforceable term, provision, paragraph or clause had not been inserted), and this Agreement and such application of such term, provision, paragraph or clause shall not, in any manner, be affected thereby in any other jurisdiction.

       SECTION 4.7 No Assignment. This Agreement is not assignable except by the Company to an entity, which succeeds to all or substantially all of the assets or business of the Company or to any entity affiliated with the Company.

       SECTION 4.8 Binding. This Agreement shall be binding on the parties' respective heirs, executors, administrators, legal representatives, successors and assigns

       SECTION 4.9 Entire Agreement; Amendment. This Agreement constitutes the entire agreement between the parties hereto with respect to the matters described herein and supersedes all prior oral or written agreements, commitments or understandings with respect to the matters provided for herein. This Agreement may be amended only by a writing signed by the Company and Blech.

       SECTION 4.10 Effect of Waiver. The parties agree that no waiver of any of the covenants, terms and conditions contained in this Agreement shall be effective unless such waiver is in writing and is signed by the waiving party, and that no such waiver of any covenant, term or condition of this Agreement shall be construed to be a waiver of any succeeding breach of such covenant, term or condition, or of any other covenant, term or condition.



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       SECTION 4.11 Construction; Headings. Except where the context otherwise requires, wherever used the singular shall include the plural, the plural the singular, the use of any gender shall be applicable to all genders and the word "or" is used in the inclusive sense. Headings contained in this Agreement are inserted for convenience of reference and in no way define, limit, extend or describe the scope of the Agreement or the meaning or construction of any of the provisions hereof.

       SECTION 4.12 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.


                              ANTEX BIOLOGICS INC.



                              By: /s/ V.M. Esposito
                                 ------------------------------------
                                  V. M. Esposito
                                  President and Chief Executive Officer




                              /s/ David Blech
                              ---------------------------------------
                              David Blech




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